UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2018 hhgregg, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-33600

Indiana  47-4850538
(State or other jurisdiction
of incorporation)  (IRS Employer
Identification No.)
755 West Carmel Drive, Suite 207
Carmel, Indiana 46032
(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code)
4151 East 96th Street
Indianapolis, Indiana 46240
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing
obligation of the registrant under any of the following provisions:
 Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 8, 2018, hhgregg, Inc. (the "Company") filed the Monthly
Operating Reports for the period from December 1, 2017 to December 31, 2017 with the United States Bankruptcy Court for the Southern District of Indiana
(the "Bankruptcy Court"). A copy of the Monthly Operating Reports are attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this report and are incorporated by reference into this item 8.01.

 The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the Company's securities.  The Monthly Operating
Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee.  The Monthly Operating Report was not
audited or reviewed by independent accountants, is in a format prescribed by applicable requirements of the Office of the United States Trustee and is
subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in the
Company's securities, the Monthly Operating Report contains any information beyond that required by the Office of the United States Trustee.  The
Monthly Operating Report also contains information for periods that are shorter or otherwise different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), and such information might not be indicative of the
Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

 This report and Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this report may contain forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995 with respect to the
Company's financial condition, results of operations, and business that is not historical information.  As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature.  The words "believe", "expect", "plan", "intend", "estimate", or "anticipate" and similar expressions, as well as future or conditional verbs such as "will",
"should", "would", and "could", often identify forward-looking statements.
The Company believes that there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Company may not realize its expectations and its beliefs may not prove correct.  The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.  The Company's actual results and future financial condition may differ materially from those described or implied by any such forward-looking statements as a result of many factors that may be outside the Company's control. Such factors include, without limitation, developments in the bankruptcy proceedings, the results of liquidation sales and other matters.

Item 9.01. Financial Statements and Exhibits

Exhibit No.  Description
99.1
 Monthly Operating Report for the Period from December 1, 2017 to
 December 31, 2017-Gregg Appliances, Inc.
99.2
 Monthly Operating Report for the Period from December 1, 2017 to
 December 31, 2017-hhgregg, Inc.
99.3
 Monthly Operating Report for the Period from December 1, 2017 to
 December 31, 2017-HHG Distributing LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    hhgregg, Inc.

Date: January 16, 2018   By: /s/ Kevin J. Kovacs
    Kevin J. Kovacs
    President, Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.  Description
99.1   Monthly Operating Report for the Period from November
   1, 2017 to  December 31, 2017-Gregg Appliances, Inc.
99.2   Monthly Operating Report for the Period from November
  1, 2017 to  December 31, 2017-hhgregg, Inc.
99.3   Monthly Operating Report for the Period from November
   1, 2017 to  December 31, 2017-HHG Distributing LLC